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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Apogee Enterprises, Inc.:

  We consent to the use of our reports included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 27, 1994